UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2011

GREEN BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-14289	62-1222567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 North Main Street
Greeneville, Tennessee 37743-4992

(Address of principal executive offices) (Zip Code)

(423) 639-5111

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Effective November 23, 2011, the Audit Committee of the Board of Directors (the “Audit Committee”) of Green Bankshares, Inc. (the “Company”) approved the dismissal of Dixon Hughes Goodman LLP (“Dixon Hughes”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2010 and 2009 and during the period from January 1, 2011 through November 23, 2011, the Company had (i) no disagreements with Dixon Hughes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Dixon Hughes’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods and (ii) except as disclosed in the next sentence, no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period. As of December 31, 2010, the Company had a material weakness related to internal controls surrounding the valuation, documentation and review of impaired loans and other real estate owned. This material weakness was disclosed in Items 8 and 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and in Part I, Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011. The Audit Committee has discussed this matter with Dixon Hughes. The Company has authorized Dixon Hughes to respond fully to the inquiries of PricewaterhouseCoopers LLP concerning this matter.

Dixon Hughes’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 does not contain any adverse opinion or disclaimer of opinion, nor is it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Dixon Hughes a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Dixon Hughes furnish the Company with a letter addressed to the SEC stating whether or not Dixon Hughes agrees with the above statements. A copy of such letter, dated November 29, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Also, effective November 23, 2011, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm.

During the fiscal years ended December 31, 2010 and 2009 and during the period from January 1, 2011 through November 23, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or any reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

Exhibit 16.1	Letter of Dixon Hughes Goodman LLP dated November 29, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2011	GREEN BANKSHARES, INC.

	By:	/s/ Christopher G. Marshall
Christopher G. Marshall
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

Exhibit 16.1	Letter of Dixon Hughes Goodman LLP dated November 29, 2011